Geological event - Alagoas	12 Months Ended
Dec. 31, 2025
Geological Event - Alagoas
Geological event - Alagoas

23	Geological event - Alagoas

In May 2019, the Geological Survey of Brazil (“CPRM”) issued a report, indicating that the geological phenomenon identified in certain neighborhoods of the municipality of Maceió, Alagoas, could be related to the rock salt well exploration activities developed by Braskem. The salt mining operation, from this moment on, was fully ended by the Company.

Since then, the Company has been devoting its best efforts to understand the geological event, its possible effects on surfaces, stability of rock salt cavities and in carrying out precautionary measures to ensure public safety. The results arising from the understanding of the geological phenomenon are being shared with the Brazilian National Mining Agency (“ANM”) and other pertinent authorities.

As a result of the geological phenomenon, negotiations were conducted with public and regulatory authorities that resulted in the Agreements executed, including the following agreement in progress:

i)	Instrument of Agreement to Support the Relocation of People in Risk Areas (“Agreement for Compensation of Residents"), entered into with State Prosecution Office (“MPE”), the State Public Defender’s Office (“DPE”), the Federal Prosecution Office (“MPF”) and the Federal Public Defender’s Office (“DPU”), which was ratified by the court on January 3, 2020, adjusted by its resolutions and subsequent amendments, which establish cooperative actions for relocating residents from risk areas, defined in the Map of Sectors of Damages and Priority Action Lines by the Civil Defense of Maceió (“Civil Defense Map”), with the second amendment to the Agreement being related to the map issued in December 2020 (version 4), and guaranteed their safety, which provides support, under the Financial Compensation and Support for Relocation Program (“PCF”) implemented by Braskem to the population in the areas of the Civil Defense Map. Following ratification by the courts of the Agreement for Compensation of Residents, the Public-Interest Civil Action for Resident Reparation was dismissed;
ii)	Instrument of Agreement to Dismiss the Public-Interest Civil Action on Socio-Environmental Reparation and the Agreement to define the measures to be adopted regarding the preliminary injunctions of the Public-Interest Civil Action on Socio-Environmental Reparation (jointly referred to as “Agreement for Socio-Environmental Reparation”), signed with the MPF with the MPE as the intervening party, on December 30, 2020, in which the Company mainly undertook to: (i) adopt measures to stabilize and monitor the subsidence phenomenon arising from salt mining; (ii) repair, mitigate or compensate possible environmental impacts and damages arising from salt mining in the Municipality of Maceió; and (iii) repair, mitigate or compensate possible socio-environmental impacts and damages arising from salt mining in the Municipality of Maceió. Following ratification by the courts of this agreement, the Public-Interest Civil Action for Socio-environmental Reparation was dismissed;
iii)	Instrument of Agreement for Implementation of Socioeconomic Measures for the Requalification of the Flexal Area (“Flexal Agreement”) entered into with MPF, MPE, DPU and the Municipality of Maceió and ratified on October 26, 2022 by the 3rd Federal Court of Maceió, which establishes the adoption of requalification actions in the Flexais region, compensation to the Municipality of Maceió and indemnities to the residents of this location;
iv)	Instrument of Global Agreement with the Municipality of Maceió (“Instrument of Global Agreement”) ratified on July 21, 2023 by the 3rd Federal Court of Maceió, which establishes, among other things: (a) payment of R$1.7 billion as indemnity, compensation and full reimbursement for any property and non-property damages caused to the Municipality of Maceió; (b) adherence of the Municipality of Maceió to the terms of the Socio-environmental Agreement, including the Social Actions Plan (PAS); and
v)	Instrument of Agreement with the State of Alagoas (“State Agreement”), executed on November 10, 2025, which provides, among other terms: (a) a total amount of R$ 1.2 billion as compensation, indemnification, and/or reimbursement to the State of Alagoas for the full reparation of all material and non-material damages suffered by the State; (b) grants the Company a full release from any liability for damages arising from and/or related to the geological event in Alagoas, including the dismissal of the State of Alagoas’ Action for Damages. Of the R$ 1.2 billion established in the State Agreement, R$ 139 million (on an updated basis) had already been paid. The remaining balance must be paid in 10 adjusted variable annual installments, mainly after 2030, considering the Company’s payment capacity.

The Company's Management, based on its assessment and that of its external advisers, taking into account the short and long-term effects of technical studies prepared, available information and the best estimate of expenses for implementing the measures related to the geological event in Alagoas, presents the following changes to the provision in the fiscal years ended December 31, 2025 and 2024:

	2025	2024

Balance at the beginning of the year	5,570	5,240

Provisions (*)	320	2,237
Payments and reclassifications (**)	(2,594)	(2,052)
Realization of present value adjustment	207	145

Total	3,503	5,570

Current liability	1,107	2,436
Non-current liability	2,396	3,134
Total	3,503	5,570

(*) a) The variation in the provision for the fiscal year ended December 31, 2025 mainly refers to: (i) the signing of the Instrument of Agreement with the State of Alagoas; (ii) reversals resulting from updated cost estimates for the action fronts undertaken in Alagoas, and (iii) the update of the present value adjustment due to the remeasurement of the discount rate and revised estimates of disbursements over the years. In the fiscal year 2024, the variation in the provision was mainly caused by: (i) the update of cost estimates related to the closing of mining areas; (ii) the implementation and advancement in the maturity of projects; and (iii) initiatives and programs present in Alagoas. b) Includes inflation/foreign exchange adjustment of R$ (4) (2024: R$ 114) reported under Financial expenses.

(**) Of this amount, R$ 1,348 (2024: R$ 1,819) refers to payments made and reclassifications of R$ 1,246 (2024: R$ 233) to Other liabilities, which totals a balance of R$ 1,416 (2024: R$ 478) referring to accounts payable for the Geological event – Alagoas.

The current provision can be segregated into the following action fronts:

a. Support for relocation and compensation: Refers to initiatives to support relocation and compensation of the residents, business and real state owners of properties located in the Civil Defense Map, including indemnifications that require special measures for relocation, such as hospitals, schools and public equipment, either pertaining to private entities or the government.

These actions have a provision of R$ 192 (2024: R$ 997) comprising expenses related to relocation actions, such as relocation allowance, rent allowance, household goods transportation, negotiation of individual agreements for financial compensation and indemnities related to establishments that require special measures for their relocation.

b. Actions for closing and monitoring the salt cavities, environmental actions and other technical matters: Based on the findings of sonar and technical studies, stabilization and monitoring actions were defined for all 35 existing mining areas.

The closure plan of 35 mining areas currently considers the following:

i)	18 cavities are expected to be filled with solid material with priority. To date, 6 cavities have already been filled with sand, 4 cavities reached the technical filling limit, 6 cavities are in the filling process, and 2 cavities are in the preparation and planning activities;
ii)	6 cavities were naturally filled and, therefore, do not indicate the need for additional measures to date; and
iii)	11 cavities remain within the salt layer and suitable for pressurization. By the end of 2024, the Company based on the technical note issued by expert consultancy, considered the recommendation of filling these pressurized cavities with solid material, in the long term, over the course of several years to decades, and after the completion of the current filling plan, with the purpose of to achieve a maintenance-free state for the 35 cavities, suitable for the final closure of the field.

Note that any need for additional actions is assessed on an ongoing basis by the Company and are based on technical studies prepared by external specialists, whose recommendations may be updated periodically according to the changes in the geological event and knowledge obtained, being submitted to competent authorities and following the execution timeframe agreed under the mine closure plan, which is public and regularly revaluated with ANM. Subsidence is a dynamic process occurring in the area outlined by the priority action lines map and should continue to be monitored during and after the actions envisaged in the closure plan. The results of the monitoring activities will be important to assess the need for potential future actions, with a focus on security and monitoring of stability in the region. Any potential future actions may result in significant additional costs and expenses that may differ from current estimates and provisions.

The provisioned amount of R$ 1,730 (2024: R$ 2,607) to implement the actions for closing and monitoring the salt cavities, environmental actions and other technical matters was calculated based on currently known techniques and the solutions planned for the current conditions of the cavities, including expenses with technical studies and monitoring, as well as environmental actions already identified. The provision amount may change based on new information, such as: the results of monitoring of the cavities, the progress of implementing the plans to close mining areas, possible changes that may be required in the environmental plan, the monitoring of the ongoing measures and other possible natural alterations.

Regarding environmental actions, in compliance with the Agreement for Socio-environmental Reparation, Braskem continues implementing the actions established in the environmental plan approved by the MPF and sharing the results of its actions with the authorities. As one of the results of the collapse of cavity 18, occurred in December, 2023, as agreed in the Socio-Environmental Reparation Agreement, the specific Environmental Diagnosis and Environmental Plan to evaluate potential impacts caused by the collapse of said cavity, conducted by specialized firm, were completed. The report was submitted to the authorities.

c. Social and urban measures: Refers to actions to implement social and urban measures under the Agreement for Socio-environmental Reparation signed on December 30, 2020 for the adoption of actions and measures in vacated areas, urban mobility and social compensation actions, indemnification for social damages and collective pain and suffering and possible contingencies related to the actions in the vacated areas and related to urban mobility. To date, of the 11 projects defined for urban mobility, 6 have already been completed, 3 are in progress and the remaining 2 projects are in the planning stages. Regarding the Social and Urban Action Plan ("PAS"), of the 44 planned actions, which may be changed in accordance with the authorities, 35 are under Braskem's responsibility (2 are completed and 8 are under implementation) and 9 are under of the responsibility of Municipality of Maceió, funded by the Company. The balance of the provision is R$ 793 (2024: R$1,141).

d. Additional measures: Refer to actions related to: (i) actions related to the Technical Cooperation Agreements entered into by the Company; (ii) expenses relating to communication, compliance, legal services, etc.; (iii) additional measures to assist the region and maintenance of areas, including actions for requalification and indemnification directed to Flexais region; and (iv) other matters classified as a present obligation for the Company, even if not yet formalized. The current balance of additional measures described in this item totals R$ 788 (2024: R$ 825).

On November 10, 2025, Braskem and the State of Alagoas entered into a State Agreement, providing for a total payment of R$ 1.2 billion, of which R$ 139 million (on an updated basis) had already been paid. The remaining balance, classified to Other liabilities, must be paid in 10 adjusted variable annual installments, mainly after 2030. The Company had previously recorded a provision of R$ 467 million for compensation of property damages to the State of Alagoas. The State Agreement establishes compensation, indemnification and/or reimbursement to the State of Alagoas for the full reparation of all property and non-property damages at the state level and grants the Company full discharge from any damages arising from and/or related to the geological event in Alagoas, including the termination of the State of Alagoas’ indemnification lawsuit.

The provisions of the Company are based on current estimates and assumptions and may be updated in the future due to new facts and circumstances, including, but not limited to: changes in the execution time, scope and method and the success of action plans; new repercussions or developments arising from the geological event, including possible revision of the Civil Defense Map; and possible studies that indicate recommendations from specialists, including the Technical Monitoring Committee, according to Agreement for Compensation of Residents and other new developments in the matter.

The actions to repair, mitigate or offset potential environmental impacts and damages, as provided for in the Socio-environmental Reparation Agreement, are in progress, and additional measures may become necessary and will be implemented as part of the measures for a Plan to Recover Degraded Areas (“PRAD”).

The Company has been making progress in negotiations with private entities and government authorities about other indemnification claims, deepening its understanding, which may lead to future agreements. Although future disbursements may occur as a result of said negotiations, as of the reporting date, the Company is unable to predict the results and timeframe for concluding these negotiations or their scope and the total associated costs in addition to those already provisioned for.

On May 21, 2024, the final report of the Parliamentary Investigative Committee ("CPI"), set up by the Senate on December 13, 2023, was approved, with the purpose of investigating the effects of the Company's socio-environmental legal liability related to the geological event in Alagoas. On this date, the aforementioned CPI was declared closed, with the subsequent submission of the final report to the appropriate institutions.

There are also administrative proceedings related to the geological event in Alagoas in progress before the Federal Accounting Court ("TCU") and the Securities and Exchange Commission of Brazil ("CVM").

In October 2025, the MPF filed charges based on the final report of the Federal Police from October 2024. The Company reaffirms that it is, and has always been, available to the authorities and will provide its statements at the appropriate time in the legal proceedings.

Furthermore, it is not possible to anticipate all new claims, related to damages or other nature, that may be brought by individuals or groups, including public or private entities, that understand they suffered impacts or damages somehow related to the geological phenomenon and the relocation of people from risk areas, as well as new notices of infraction or administrative penalties of diverse natures. Braskem continues to face and could still face administrative procedures and various lawsuits filed by individuals or legal entities not included in the PCF or that disagree with the financial compensation offer for individual settlement, as well as new collective actions and new lawsuits filed by public utility concessionaires, entities of the direct or indirect administration of the State, Municipality or Federal level. Therefore, the number of such actions, their nature or the amounts involved cannot be estimated.

Consequently, the Company cannot eliminate the possibility of future developments related to all aspects of the geological event in Alagoas, the relocation process and actions in vacated and adjacent areas, so the expenses to be incurred may differ significantly from its estimates and provisions.

23.1 Lawsuits in progress

The contingent liabilities whose loss is assessed as possible by the Company’s Management, based on its evaluation and that of its external legal advisors, related to the geological event in Alagoas, are disclosed as follows:

	2025	2024

Civil claims - Alagoas (*)	8,036	9,241
Environmental claims - Alagoas	96	85
Total (**)	8,132	9,326

(*) Amounts presented net of the portion of the provision for compensation and relocation of public facilities located on the Civil Defense Map (version 4) covered by lawsuits related to the topic. The total amount of provisions related to these claims is R$ 103.

(**) Comprise the lawsuits with possible loss prognosis detailed below, and others of lesser value involved, including Public Civil Actions related to the relocation of certain public facilities located in the region.

In the context of this event, the main lawsuits filed against the Company are:

Description of civil lawsuits		Estimate
		2025	2024
1)	Public-Interest Civil Action - Reparation for Residents – Map Version 5
	Plaintiffs: Federal Prosecution Office, Federal Public Defender’s Office and Alagoas State Prosecution Office
On November 30, 2023, the Company was informed of the Public-Interest Civil Action filed by the plaintiffs against the Municipality of Maceió and Braskem, with a request for a injunctive relief based on evidence, against Braskem: (i) inclusion in the PCF of the new criticality area 00 (area defined by the Civil Defense of Maceió with recommendation of relocation) of Version 5 of the Civil Defense Map and the optional inclusion of all residents affected whose properties are located in the criticality area 01 (area defined by the Civil Defense of Maceió with recommendation of monitoring) of Version 5 of the Map, with inflation adjustment corresponding to the amounts adopted by the PCF; (ii) establishment, with the permission of the affected party of the criticality area 01, of a Program for Reparation of Damage to Properties resulting from the alleged depreciation of the property, as well as the alleged pain and suffering resulting from the inclusion of the property in the Map; (iii) engagement of independent and specialized firm to identify the alleged damages to properties if the affected party decides to remain in the area of criticality 01 of Version 5 of the Civil Defense Map; and (iv) engagement of independent and specialized technical advisory to provide support to the affected parties in the analysis of the scenarios and decision-making of their relocation or staying in the area. On the merits, they request confirmation of the preliminary injunctions.
Although the preliminary injunctions were granted by the lower court on November 30, 2023, their effects were suspended on January 22, 2024, by the 5th Regional Federal Court (“TRF5”) in an appeal filed by Braskem. The appeal was heard on February 27, 2025, and, in merit, was granted in its entirety, eliminating the effects of the lower court's preliminary injunction.
In June 2025, plaintiffs reiterated their request for evidentiary protection, seeking voluntary relocation for residents of a specific area of the Bom Parto neighborhood.
	On September 3, 2025, a decision was issued granting an evidentiary injunction to order the inclusion, in the PCF, of 13 properties from a specific area of the Bom Parto neighborhood, which had previously been condemned by the Municipal Civil Defense. On October 10, 2025, following an appeal by Braskem, the TRF5 issued a decision suspending the effects of the ruling that had granted evidentiary relief.	1,245	1,113
2)	Public-Interest Civil Action - Request for indemnification for additional collective pain and suffering
	Plaintiff: State Public Defender's Office of Alagoas
In March 2024, the Company became aware of the Public-Interest Civil Action filed by the Public Defender’s Office (DPE) which, among others, challenges clause 69 of the Socio-environmental Agreement (payment of R$150 for collective pain and suffering), alleging that there are facts subsequent to the execution of the agreement that would have caused additional pain and suffering.
DPE requested a preliminary injunction: (i) to suspend clause 58, paragraph two, of the Socio-environmental Agreement in order to reject the possibility of returning the area to Braskem; (ii) to prohibit the sale of the PCF area until a final and unappealable decision is made on the subject of the claim, considering that the assets acquired through the Program for Financial Compensation must not be sold or pledged.
	In the merit, the claims include: (i) the loss of all properties that are the subject of PCF, with the possibility of returning the area to the victims or to the public domain, besides ordering Braskem to pay, as compensation for collective and social pain and suffering, the same amount paid by Braskem for material damages; (ii) condemning Braskem, as compensation for existential damages, for the loss of all properties that are the subject of the PCF; (iii) condemning Braskem for “illicit profit,” with the loss of properties that are the subject of the PCF, and the payment of amounts obtained by the Company through its alleged illicit conduct (to be calculated in the liquidation of the award); (iv) issue of subpoena to the Investor Relations Officer, for the purposes of regulatory obligations, with the publication of material fact notice. On April 12, 2024, these preliminary claims were rejected by the court. On November 27, 2025, the TRF5 unanimously upheld Braskem's appeal, filed in July 2025, recognizing the lack of standing of the DPE as well as the validity of the agreement/res judicata, resulting in the dismissal of the case. On January 6, 2026, the DPE submitted a petition requesting that the trial session be declared null and void. On March 17, 2026, a judgment was rendered by the 3rd Federal Court dismissing this Public Civil Action, based on binding precedent set by the TRF5.	182	162
3)	Public-Interest Civil Action - Border Area Entrepreneurs
	Plaintiff: State Public Defender's Office of Alagoas and Association of Entrepreneurs and Victims of Braskem
	In January 2026, the Company became aware of the Public Civil Action filed by the DPE and the Association of Entrepreneurs and Victims of Braskem, seeking to hold Braskem liable for damages allegedly suffered by entrepreneurs who conduct economic activities along the boundary of the Civil Defense Map, including Area 01. As a preliminary injunction, the plaintiffs seek the creation of an emergency support fund for entrepreneurs, with an initial contribution of R$ 400 thousand by Braskem to subsidize loans for the benefit of the entrepreneurs. On the merits, they seek compensation for actual damages (including real estate devaluation, loss of improvements, and other property losses), loss of profits, loss of business goodwill, individual and collective moral damages, existential damages, and social damages. The Company submitted its defense on February 20, 2026.	2,000	-
4)	Public-Interest Civil Action - Refusal of insurance within the scope of Housing Financial System (“SFH”)
	Plaintiff: Federal Public Defender’s Office
In November 2021, the Company became aware of the Public-interest civil action to question the denial of necessary insurance for contracts under the SFH to acquire properties located within a radius of 1 km outside the risk area defined by the version 4 map of Civil Defense authorities, which is the subject matter of the Residents PCA agreement – See item (i).
Insurers linked to SFH, financial agents, the regulatory agency and Braskem are the defendants. The main claim is only against the insurers, financial agents and the regulatory agency on the grounds that the refusal to contract the insurance is abusive and has no technical or legal grounds. There is a secondary and eventual claim to sentence Braskem to pay indemnification in an amount to be settled in the future, if the judge understands that the refusal somehow has grounds in the subsidence phenomenon.
On January 10, 2024, a decision was rendered partially ordering the insurance companies to:  (i) refrain from applying the safety margin beyond the risk area defined by the Civil Defense and engaging in unfair pricing and increases to avoid contracting insurance coverage for properties out of and next to the risk area, declaring that there were no denials/decreases in the insurance coverage based exclusively on the safety margin, (ii) call everyone who is interested to reassess the request for housing insurance. Braskem was not found guilty, and insurance companies filed an appeal against the decision, which is still pending.
	It is not possible to estimate the indemnification amount, which will depend on the evidence of damages submitted by people whose insurance was denied.	-	-
5)	Public-Interest Civil - Review of terms of the Flexal Agreement
	Plaintiff: Alagoas State Public Defender’s Office
In March 2023, the Company became aware of the Public-interest civil action filed by DPE against the Company, the Federal Government, the State of Alagoas and the Municipality of Maceió seeking, among other claims, the revision of terms of the Flexal Agreement, signed amongst Braskem, the MPF, the MPE, the DPU, and Municipality of Maceió, ratified on October 26, 2022, by the 3rd Federal Court of Alagoas.
Through this lawsuit, the DPE seeks, among other claims, the inclusion of residents of the Flexais region, who choose to adhere the PCF, program created under the agreement in ACP (Reparation for Residents), with consequent reallocation of these residents and compensation for moral and material damages in parameters specified in the ACP.
As injunction relief, DPE also requested, that the Municipality of Maceió and Braskem initiated the registration of all residents who requested to be relocated and their concomitant inclusion in the PCF, or, alternatively, requested the freeze of Braskem bank accounts in the amount of R$1.7 billion, to guarantee the compensation for moral and material damages to residents of the Flexais region. The injunction relief requests were rejected by the trial and appellate courts.
On January 19, 2024, a decision was rendered, judging partially valid the requests made by the DPE.
The Company, the DPE/AL, the Alagoas State Government and the Federal Government filed appeals against this decision. On August 19, 2025, the appeals of both Braskem and the Federal Government were upheld on their merits, resulting in the reversal of the lower court’s ruling, the recognition of the validity of the agreement, and the annulment of the financial penalties previously imposed. The appeals of the State of Alagoas and the DPE were denied.
	On October 30, 2025, the TRF5 unanimously granted Braskem's interlocutory appeal and overturned the lower court's ruling that had ordered an anthropological expert examination.	345	2,137
6)	Public-Interest Civil Action - Fishermen Reparation
	Plaintiffs: Federation of Fishermen of the State of Alagoas (“FEPEAL”) and National Confederation of Fishermen and Aquaculturists (“CNPA”)
In August 2023, the Company became aware of the Public-Interest Civil Action filed by FEPEAL and CNPA (jointly the “Associations”) against the Company, seeking compensation for material damages (damages and loss of profit) and homogeneous individual and collective morals damages for the Associations and each of the alleged 8,493 affected fishermen represented by the Associations.
As a preliminary measure, the Associations requested, among other claims, that the Company provision sufficient funds to guarantee the compensation of fishermen included in the public-interest civil action and also publishing a material fact notice to the shareholders. These requests were rejected by the Courts.
Among other requests, the Associations claim the payment of: (i) compensation for (a) individual and homogeneous moral damages suffered, in the amount of R$50,000 and (b) material damages in the form of individual and homogeneous loss of profits, in the amount of R$132,000 in both cases for each of the allegedly affected fishermen; (ii) compensation for collective moral damages for the Associations, in the amount of R$100,000; (iii) compensation for collective material damages to the Associations, in the amount of R$750,000; and (iv) attorney fees in the amount of 20% on the value of the award.
	The action was suspended by the TRF5 pending the judgment of the interlocutory appeal filed by Braskem, which challenges the legitimacy of the representation of the plaintiff institutions. On November 13, 2025, the TRF5 denied the appeal, and the Company filed another appeal.	1,970	1,767
7)	Action against the Violation of a Constitutional Fundamental Right (“ADPF”)
	Plaintiff: Alagoas State Governor
On December 18, 2023, the Company was informed of the Action against the Violation of a Constitutional Fundamental Right (ADPF) filed before the Federal Supreme Court due to some clauses of the agreements entered into out-of-court and ratified in the records of the cases 0803836-61.2019.4.05.8000 (ACP Reparation for Residents, 0806577-74.2019.4.05.8000 (ACP Social-Environmental Reparation) and 0812904-30.2022.4.05.8000 (Flexal Agreement), which deal with the settlement to the Company, as well as the acquisition and exploration of vacant properties.
	On June 24, 2024, the judge rapporteur issued a decision denying the ADPF continuance. The plaintiff filed an appeal against this decision. It is not possible to assign a contingency amount to this lawsuit, which has illiquid claims, aiming at the declaration of nullity of specific contractual clauses of the Agreements.	-	-
8)	Indemnity Claim
	Plaintiff: Companhia Brasileira de Trens Urbanos (“CBTU”)
On February 2, 2021, the Company was notified of the filing of an action, formulating initially only a preliminary injunction for maintaining the Technical Terms of the Cooperation (operational) agreement signed previously by the parties. The request was denied in lower and appellate courts, given the fulfillment of the obligations undertaken by Braskem. On February 24, 2021, CBTU filed an amendment to the initial request claiming compensation for losses and damages in the amount of R$222 and for moral damages in the amount of R$0.5, as well as the imposition of obligations, including the construction of a new rail line to substitute the stretch that passed through the risk area.
Braskem entered into memoranda of understanding with CBTU to reach a mutual solution and suspend the lawsuit during the negotiation period. Moreover, a procedural legal transaction was presented, approved by the court, which provided for the suspension of lawsuit, enabling the continuity of negotiations.
After the suspension period ended, on September 18, 2025, Braskem submitted its defense, and on October 15, 2025, CBTU filed a reply with its considerations.
	In the extrajudicial sphere, on August 26, 2025, CBTU and Braskem entered into a technical cooperation agreement aimed at enabling the road requalification of the railway section whose operations were suspended, reinforcing the understanding regarding the safe resumption of remodeling services in the mentioned section.	1,528	1,492
9)	Indemnity Claim - Pinheiro District Property
	Plaintiff: Construtora Humberto Lobo
In July 2019, the Company became aware of the action for damages claiming that the plaintiff suffered damages and loss of profits due to an agreement to purchase from Braskem a property in the District of Pinheiro. Said agreement was terminated by Braskem due to lack of payment by the Contractor. Nevertheless, the Contractor claims that Braskem omitted information on the existence of structural problems in the deactivated salt mining wells located on said property.
	On July 05, 2023, a decision was rendered in favor of Braskem. It did not recognize the existence of the alleged loss of profits and alleged damage to the contractor’s image, only ordering the return of R$3 by Braskem to the plaintiff, plus inflation adjustment, to be deducted from the amounts already received by Humberto Lobo during the lawsuit. Appeals filed by the parties are pending judgment.	1	1
10)	Indemnity Claim
	Plaintiff: State of Alagoas
In March 2023, the Company became aware of the indemnity claim requesting compensation for alleged damages resulting, among others claims, from the loss of properties within the risk area defined by the Civil Defense of Maceió, alleged investments initiated by the State of Alagoas and that would have become void unusable due to the evacuation of the risk area and alleged loss of tax revenue, with a request that such damages to be determined by a court appraiser, with a preliminary request to block funds in Company's current account. An Instrument of Appeal was filed by Braskem. The preliminary injunction was granted.
On October 10, 2023, the trial court handed down summary judgment ordering Braskem to reimburse the amounts invested, public equipment and losses in tax collection as required by the State of Alagoas. The indemnity amounts must be set in the award calculation phase. The Company filed an appeal against the decision.
On April 7, 2025, the Court of Justice of Alagoas declared the absolute lack of jurisdiction of the State Court of Alagoas, ordering the transfer of the case to the Federal Court in Alagoas. In May 2025, a decision was issued suspending the transfer of the case to the Federal Court in a new appeal filed by the State of Alagoas.
	On November 10, 2025, Braskem and the State of Alagoas entered into the State Agreement, comprehensive and complete settlement agreement, fully releasing and extinguishing this compensation claim. On January 7, 2026, the Federal Court issued a decision approving the agreement, pending final judgment due to an appeal filed by the Federal Public Prosecutor's Office and the Public Defender's Office.	-	1,493
11)	Other civil actions - Indemnifications related to the impacts of subsidence and relocation of areas affected

	The Company is defendant in several other actions filed by individuals in Brazil and abroad, seeking the payment of indemnifications directly or indirectly related to the geological event in Maceió.	765	1,076
Total civil lawsuits		8,036	9,241

Description of environmental lawsuits		Estimate
		2025	2024
1)	Notice of violation
	Plaintiff: Environment Institute of Alagoas State (“IMA”)
On December 4, 2023, the IMA issued a fine to the Company due to the alleged environmental degradation resulting from the soil displacement in the region where the mining front is closed in the municipality of Maceió. Considering that in 2019 Braskem had already been fined for the same event and legal grounds, a defense to the notice of violation was filed for bis in idem. The original notice of violation of 2019 was closed with the signature of the Consent Decree (TAC) on December 23, 2023.
	On December 9, 2025, the IMA denied the final appeal submitted by Braskem, concluding the process at the administrative level. Braskem will seek judicial review of the notice of violation.	88	79
2)	Sundry environmental lawsuits	8	6
Total environmental lawsuits		96	85

Total lawsuits with probability of possible loss		8,132	9,326